UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

ALLIANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of principal executive offices)	(Zip Code)

(315) 475-4478

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On October 18, 2006, Alliance Financial Corporation issued a press release announcing the final cash and stock elections in connection with the acquisition of Bridge Street Financial, Inc.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not-Applicable

(b)	Not-Applicable

(c)	The following exhibit is filed as part of this Form 8-K.

Exhibit

Number	Description

99.1	Press release of Alliance Financial Corporation dated October 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: October 19, 2006	By:	/s/ Jack H. Webb
Chairman, President and
Chief Executive Officer